UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 12, 2007

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.

33-93644		31-1436349
Day International Group, Inc.
(Incorporated in Delaware)
130 West Second Street
Dayton, Ohio 45402
Telephone: (937) 224-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
On April 12, 2007, Day International, Inc. (“Day”), a directly wholly-owned subsidiary of Day International Group, Inc. (the “Company”) announced that it is currently in discussions regarding a potential sale of the Company to Flint Group, Incorporated, the world’s largest privately-owned supplier to the printing, converting, and colorant industries. A copy of the Company’s April 12, 2007 press release is attached hereto as Exhibit 99.1 and its contents are incorporated in this Item 8.01 by reference.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAY INTERNATIONAL GROUP, INC.

(Registrant)

	By:	/s/ Thomas J. Koenig
		Name:	Thomas J. Koenig
Date: April 16, 2007		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by the Company on April 12, 2007, announcing that Day is currently in discussions regarding a potential sale of the Company to Flint Group

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